COLUMBIA FUNDS SERIES TRUST I

COLUMBIA SMALL CAP CORE FUND

(the “Fund”)

Supplement dated March 7, 2011 to the

Prospectuses dated February 1, 2011, as supplemented

1.	Effective as of the date of this supplement, the section subtitled “Investment Adviser and Portfolio Manager(s) – Portfolio Managers” in the Prospectuses for the Fund is replaced in its entirety with the following:

Portfolio Managers

Richard G. D’Auteuil

Lead manager. Service with the Fund since 2005.

Jeffrey M. Hershey, CFA

Co-manager. Service with the Fund since 2009.

Paul S. Szczygiel, CFA

Co-manager. Service with the Fund since 2011.

2.	Effective as of the date of this supplement, the following is added to the table in the section of the Prospectuses for the Fund entitled “Management of the Fund – Portfolio Managers”:

Paul S. Szczygiel, CFA

Co-manager. Service with the Fund since 2011.

Portfolio Manager of the Adviser. Mr. Szczygiel joined the Adviser in 2011. Prior to joining the Adviser, Mr. Szczygiel was a Managing Director at Babson Capital from 1994 to 2009. Mr. Szczygiel began his investment career in 1984 and earned a B.A. and an M.B.A. from Clark University.

Shareholders should retain this Supplement for future reference.

C-1401-1 A (3/11)